REGULATORY MATTERS	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2011
Regulatory Capital Requirements [Abstract]
REGULATORY MATTERS

NOTE 36: REGULATORY MATTERS

Quantitative measures established by regulation to ensure capital adequacy require the Group and the Bank to maintain minimum amounts and ratios, determined on a risk-weighted basis, of capital (as defined) to assets, certain off-balance sheet items, and the notional credit equivalent arising from the total capital requirements against market risk. In June 2013, the European Parliament and the Council of Europe issued a new Directive 2013/36/EU and Regulation (EU) No 575/2013, (known as CRD IV), which incorporate the key amendments that have been proposed by the Basel Committee for Banking Supervision (known as Basel III). The new regulations have been directly applicable to all EU Member States since January 1, 2014, but some changes under CRD IV will be implemented gradually, mainly between 2014 and 2019. CRD IV revised the definition of regulatory capital and its components at each level.

On March 6, 2014 Bank of Greece announced the results of the BlackRock stress-test exercise as extended by Bank of Greece, and Bank of Greece's conservative assessment of the pre-provision income of the draft restructuring plan. BoG assessed the 3.5 year capital requirements (using June 30, 2013 as relevant reference date) at EUR 2,185 million, with the bulk stemming from a pessimistic and loss-making stressed scenario for Finansbank. The Bank presented a capital plan to the Bank of Greece, describing the actions it intended to take to address the capital shortfall, within the timing and other constraints set in April 2014 by BoG. The Bank of Greece approved this plan on April 11, 2014. This capital plan included the completed share capital increase of EUR 2,500 million (see Note 33) and certain capital actions amounting to EUR 1,040 million.

As at November 1, 2014, all systemic Eurozone banks are under the direct supervision of the ECB (Single Supervision Mechanism – SSM). Before ECB assumed its supervisory responsibilities, NBG as all systemic European banks were subject to an EU-wide Comprehensive Assessment including an Asset Quality Review (AQR) and Stress Test with December 31, 2013 as the reference date, whose results were announced on October 26, 2014. The AQR and Baseline Stress Test required a minimum CET1 Ratio of 8% and the Adverse Stress Test a minimum CET1 Ratio of 5.5%.

The Adverse Dynamic Balance Sheet stress test, which is based on NBG's approved Restructuring Plan, resulted in a CET1 ratio of 8.9%, and a capital surplus of EUR 2.0 billion. In line with ECB's guidelines, the Bank submitted on November 7, 2014 as a capital plan the above approved Adverse Dynamic Balance Sheet scenario and the result (under IFRS) for the six month period ended June 30, 2014, which result in a capital surplus of more than EUR 2.0 billion and no further capital action is required.

The capital ratios for the Group for 2013 in accordance with the 2013 applicable regulatory framework were as fpllows:
		December 31, 2013
Common Equity			10.3%
Core Tier I			10.3%
Total			11.2%

The capital adequacy ratios for the Group, according to the CRD IV transitional provisions in 2014, are presented in the table below:
	December 31,
	2013	2014[2]	2014
	Adjusted[1]		Adjusted[3]
Common equity Tier I	10.5%	13.5%	13.6%
Tier I	10.5%	13.5%	13.6%
Total	10.6%	13.6%	13.7%

(1)	The Group's capitalratios for 2013 have been adjusted for comparability purposes in accordance with the CRD IV guidelines (E.U. Regulation 575/2013) which became effective from January 1,2014.
(2)	The December 31, 2014 figures have been calculated excluding year-end profits as per Article 26-2 of E.U. Regulation 575/2013.
(3)	The December 31, 2014 figures have been calculated including the IFRS year-end profits of EUR 66 million, based on regulatory reporting rules.

On July 23, 2014, the European Commission announced the approval of the Bank's restructuring plan (the “Restructuring Plan”) as submitted to the EC by the Ministry of Finance on June 25, 2014. This Restructuring Plan includes, inter alia, the sale of a minority stake in Finansbank, the sale of the Astir hotel complex, and the sale of 100% of NBGI (Private Equity).

Article 27A, issued on October 17, 2014 (Law 4303/2014, “DTC Law”) allows, under certain conditions, and from 2016 onwards Credit Institutions to convert DTA (under IFRS) arising from PSI losses and accumulated provisions for credit losses on loans existing at December 31, 2014 (“Eligible DTA”) to a receivable (Tax Credit) from the Hellenic Republic. The Tax Credit will be calculated as a ratio of IFRS accounting losses over net equity before the year's losses and such ratio will be applied on the remaining eligible DTA in a given year. The Tax Credit is offsettable against income taxes payable. Any excess amount of the Tax Credit that cannot be offset against income taxes payable is immediately recognized as a receivable from the Hellenic Republic. In such case the Bank will issue conversion rights for an amount of 110% of the Tax Credit receivable in favor of the Hellenic Republic and create a specific reserve for an equal amount. Common shareholders have pre-emption rights on these rights. The reserve will be capitalized with the issuance of common shares in favor of the Hellenic Republic. This new legislation allows Credit Institutions to treat such DTA as not “relying on future profitability” according to CRD IV, and as a result such DTA are not deducted from CET1, hence improving their capital position.

On November 7, 2014 the Bank convened an extraordinary General Shareholders Meeting which resolved upon the inclusion of the Bank in the DTC Law. In order for the Bank to exit the provisions of the DTC Law it requires regulatory approval and a General Shareholders meeting resolution.

As of December 31, 2014, the amount of DTA (under IFRS) that was eligible for conversion to a receivable from the Greek State subject to the DTC Law was EUR 3.3 billion.